UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2023

ALPHATEC HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 Camino Vida Roble

Carlsbad, California 92008

(Address of Principal Executive Offices)

(760) 431-9286

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	ATEC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

In connection with the proposed offering referenced in Item 7.01 below, Alphatec Holdings, Inc. (the “Company”) intends to file a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) with the Securities and Exchange Commission (“SEC”). The Preliminary Prospectus Supplement contains selected preliminary unaudited financial information for the quarter ended September 30, 2023.

Selected Preliminary Unaudited Financial Information

The Company closed the third quarter 2023 with a cash balance of approximately $123 million, which included a $50 million drawdown of the Braidwell term loan facility and $10 million in proceeds from the Company’s At-the-Market (ATM) program.

The Company expects preliminary unaudited net loss for the three months ended September 30, 2023 of ($43.2) million to ($42.4) million, reflecting an expected increase in net loss of approximately ($6.4) million to ($5.6) million as compared to the three months ended September 30, 2022.

The Company also expects preliminary unaudited non-GAAP Adjusted EBITDA, which excludes interest expense, net, income tax benefit, depreciation and amortization, stock-based compensation, excess and obsolescence charges, litigation-related expenses, transaction-related expenses, and restructuring expenses, for the three months ended September 30, 2023 to be approximately $1.5 million to $2.3 million, which reflects an expected increase of $7.7 million to $8.5 million as compared to the Adjusted EBITDA loss for the three months ended September 30, 2022, primarily attributed to an increase in revenue and expanded leverage of the Company’s operating expenses to support business growth.

This financial data as of and for the three months ended September 30, 2023 is preliminary and may change, and is unaudited and based on information available to management as of the date of the Preliminary Prospectus Supplement and is subject to completion by management of the Company’s financial statements as of and for the quarter ended September 30, 2023. The Company has provided ranges for preliminary revenues, preliminary unaudited net loss and preliminary unaudited non-GAAP Adjusted EBITDA described above primarily because the Company’s financial closing procedures for the quarter ended September 30, 2023 are not yet complete. There can be no assurance that the Company’s final revenues, preliminary unaudited net loss or preliminary unaudited non-GAAP Adjusted EBITDA for this period or cash and cash equivalent position as of September 30, 2023 will not differ from these estimates, including as a result of quarter-end closing and review procedures or review adjustments and any such changes could be material. The preliminary results of operations for the quarter ended September 30, 2023 are not necessarily indicative of the results to be achieved for any future period.

The Company’s independent registered public accountants have not audited, reviewed or performed any procedures with respect to such preliminary financial data and accordingly do not express an opinion or any other form of assurance with respect thereto. These results could change as a result of further review. Complete quarterly results will be announced during the Company’s third quarter financial results conference call and included in the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2023.

Reconciliation of Non-GAAP Financial Measures

To supplement the Company’s financial statements presented in accordance with U.S. generally accepted accounting principles (GAAP), the Company reports certain non-GAAP financial measures, including non-GAAP Adjusted EBITDA.

The Company believes that these non-GAAP financial measures provide investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of continuing operating performance, and a baseline for assessing the future earnings potential of the Company. The Company’s non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. Non-GAAP financial results should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Included below are reconciliations of the preliminary and estimated non-GAAP financial measures to the comparable GAAP financial measures for the third quarter ended September 30, 2023.

Third Quarter Ended September 30, 2023 (Unaudited, in millions)
Net loss	$(43.2)	to	$(42.4)
Interest and other expense	4.4	to	4.4
Income tax provision (benefit)	(0.1)	to	(0.1)
Depreciation	10.6	to	10.6
Amortization of intangibles	4.1	to	4.1

EBITDA	(24.2)	to	(23.4)

Add back significant items:
Stock-based compensation	20.1	to	20.1
Excess and obsolete charges	2.5	to	2.5
Litigation-related expenses	2.7	to	2.7
Transaction-related expenses	0.3	to	0.3
Restructuring expenses	0.1	to	0.1

Adjusted EBITDA	$1.5	to	$2.3

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On October 24, 2023, the Company issued a press release announcing the commencement of a proposed underwritten public offering of $150 million of shares of its common stock. In connection with the proposed offering, the Company intends to grant the underwriters a 30-day option to purchase up to an additional $22.5 million of shares of its common stock sold in the offering.

A copy of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth under this Item 7.01, including Exhibit 99.1 hereto, is not deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act, except as may be expressly set forth by specific reference in such a filing.

Neither this Current Report on Form 8-K nor the press release shall constitute an offer to sell nor the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering may only be made by means of a prospectus supplement and related base prospectus.

Forward Looking Statement

This Current Report on Form 8-K and the related press release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company cautions investors that there can be no assurance that actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. The words “believe,” “will,” “should,” “expect,” “intend,” “estimate,” “look forward” and “anticipate,” variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. Forward-looking statements include, but are not limited to, the Company’s expectations regarding the completion, timing and size of the proposed public offering. Important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to, risks and uncertainties related to market and other conditions and the satisfaction of customary closing conditions related to the proposed public offering. A further list and description of these and other factors, risks and uncertainties can be found in the Company’s most recent annual report, any subsequent quarterly and current reports, and certain other filings, filed with the SEC. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Alphatec Holdings, Inc., dated October 24, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2023	ALPHATEC HOLDINGS, INC.

	By:	/s/ J. Todd Koning
	Name:	J. Todd Koning
	Its:	Chief Financial Officer